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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): March 18, 1999

                                  COPE, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           Delaware                       1-9925                  87-0427731
 ----------------------------    ------------------------    -------------------
 (State or other jurisdiction    (Commission File Number)        (IRS Employer
  of incorporation)                                          Identification No.)

                 Grundstrasse 14, 6343 Rotkreuz, Switzerland
           -------------------------------------------------------
           (Address of principal executive offices)     (Zip Code)

    Registrant's telephone number, including area code: 011 41 41 798 3333



                     2200 Pacific Coast Highway, Suite 301
                        Hermosa Beach, California 90254
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         The Registrant's independent auditors for the fiscal years ended June 30, 1998 and 1997 were Raimondo Pettit Group (formerly Raimondo Pettit & Glassman). On March 18, 1999, the board of directors of the Registrant approved the appointment of ATAG Ernst & Young, a member of Ernst & Young International, as the Registrant's independent auditors for the fiscal year ending December 31, 1998. ATAG Ernst & Young had been the independent auditors for the Registrant's newly acquired operating subsidiary, COPE AG, a Swiss corporation, for the fiscal years ended December 31, 1997, 1996 and 1995.

         Raimondo Pettit Group's report on the financial statements of the Registrant for the past two years did not contain any adverse opinion or disclaimer of opinion, nor was it qualified as to uncertainty, audit scope or accounting principles, except that the firm's report for the fiscal year ended June 30, 1997 financial statements included an explanatory paragraph relating to substantial doubt existing about the Registrant's ability to continue as a going concern. There were no disagreements between the Registrant and Raimondo Pettit Group during the past two years and the subsequent interim period preceding such dismissal on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreement(s), if not resolved to the satisfaction of Raimondo Pettit Group, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its reports.

ITEM 5.   OTHER EVENTS.

         Not applicable.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  FINANCIAL STATEMENTS.

         Not applicable.

         (b) EXHIBITS.


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         16.1   Letter dated March 19, 1999 from Raimondo Pettit Group.

ITEM 8.   CHANGE IN FISCAL YEAR.

         Not applicable.

ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         Not applicable.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    COPE, Inc.
                                    (Registrant)



Date:  March 22, 1999               By:/s/  Markus Bernhard
                                       --------------------------------------
                                       Markus Bernhard, Chief Financial Officer


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